                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class A-1

Original Principal Balance                                                                229,000,000.00



                                                                                                                PER $1000
                                                                                                                ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS         BALANCE

  Principal Amount of Notes as of Prior Distribution Date                                 140,073,848.19        611.676193

  Principal Amount of Notes as of Current Distribution Date                                89,438,617.10        390.561647

                                        Pool Factor                                             0.390562

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                             50,635,231.09                         221.114546
  Plus: Prior Principal Carryover                                                  0.00                           0.000000
                                                                       ----------------
  Total Principal Distributable Amount                                    50,635,231.09                         221.114546

  Principal Distribution Amount                                           50,635,231.09                         221.114546
                                                                       ----------------

  Current Principal Carryover                                                                       0.00          0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                                 201,373.67                           0.879361
  Plus: Prior Interest Carryover                                                   0.00                           0.000000
                                                                       ----------------
  Total Interest Distributable Amount                                        201,373.67                           0.879361

  Interest Distribution Amount                                               201,373.67                           0.879361
                                                                       ----------------
  Current Interest Carryover                                                                        0.00          0.000000


                                                                                                                PER $1000
                                                                                                                AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                      ORIG PRIN BAL

  Aggregate Principal Balance                                          1,474,215,726.32

  Overcollateralization Amount                                            61,777,109.22

  Servicing Fee                                                            1,582,398.00                          0.000989

  Spread Account                                                          14,742,157.26
  Net Change in Spread Account                                             (448,865.33)

  Net Collections                                                         55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                      2,807,674.45

  Aggregate Excess Spread Amount                                               --
  Total Initial Spread Deposit Repayment                                       --
                                                                       ----------------
  Certificate Distributable Amount                                             --
                                                                       ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class A-2


Original Principal Balance                                                              458,000,000.00


                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS                BALANCE

  Principal Amount of Notes as of Prior Distribution Date                               458,000,000.00             1000.000000

  Principal Amount of Notes as of Current Distribution Date                             458,000,000.00             1000.000000

                                        Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                                0.00                                     0.000000
  Plus: Prior Principal Carryover                                            0.00                                     0.000000
                                                                 ----------------
  Total Principal Distributable Amount                                       0.00                                     0.000000

  Principal Distribution Amount                                              0.00                                     0.000000
                                                                 ----------------
  Current Principal Carryover                                                                     0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                           973,250.00                                     2.125000
  Plus: Prior Interest Carryover                                             0.00                                     0.000000
                                                                 ----------------
  Total Interest Distributable Amount                                  973,250.00                                     2.125000

  Interest Distribution Amount                                         973,250.00                                     2.125000
                                                                 ----------------
  Current Interest Carryover                                                                      0.00                0.000000


                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

  Aggregate Principal Balance                                    1,474,215,726.32

  Overcollateralization Amount                                      61,777,109.22

  Servicing Fee                                                      1,582,398.00                                    0.000989

  Spread Account                                                    14,742,157.26
  Net Change in Spread Account                                       (448,865.33)

  Net Collections                                                   55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                2,807,674.45

  Aggregate Excess Spread Amount                                            --
  Total Initial Spread Deposit Repayment                                    --
                                                                 ----------------
  Certificate Distributable Amount                                          --
                                                                 ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class A-3


Original Principal Balance                                                                   348,000,000.00


                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS          BALANCE

  Principal Amount of Notes as of Prior Distribution Date                                    348,000,000.00       1000.000000

  Principal Amount of Notes as of Current Distribution Date                                  348,000,000.00       1000.000000

                                  Pool Factor                                                      1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                                      0.00                              0.000000
  Plus: Prior Principal Carryover                                                  0.00                              0.000000
                                                                       ----------------
  Total Principal Distributable Amount                                             0.00                              0.000000

  Principal Distribution Amount                                                    0.00                              0.000000
                                                                       ----------------
  Current Principal Carryover                                                                          0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                                 957,000.00                              2.750000
  Plus: Prior Interest Carryover                                                   0.00                              0.000000
                                                                       ----------------
  Total Interest Distributable Amount                                        957,000.00                              2.750000

  Interest Distribution Amount                                               957,000.00                              2.750000
                                                                       ----------------
  Current Interest Carryover                                                                           0.00          0.000000


                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

  Aggregate Principal Balance                                          1,474,215,726.32

  Overcollateralization Amount                                            61,777,109.22

  Servicing Fee                                                            1,582,398.00                             0.000989

  Spread Account                                                          14,742,157.26
  Net Change in Spread Account                                             (448,865.33)

  Net Collections                                                         55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                      2,807,674.45

  Aggregate Excess Spread Amount                                                   --
  Total Initial Spread Deposit Repayment                                           --
                                                                       ----------------
  Certificate Distributable Amount                                                 --
                                                                       ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class A-4

Original Principal Balance                                                                341,000,000.00


                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS           BALANCE

  Principal Amount of Notes as of Prior Distribution Date                                 341,000,000.00        1000.000000

  Principal Amount of Notes as of Current Distribution Date                               341,000,000.00        1000.000000

                               Pool Factor                                                      1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                                  0.00                                0.000000
  Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                   ----------------
  Total Principal Distributable Amount                                         0.00                                0.000000

  Principal Distribution Amount                                                0.00                                0.000000
                                                                   ----------------
  Current Principal Carryover                                                                       0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                           1,116,775.00                                3.275000
  Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                   ----------------
  Total Interest Distributable Amount                                  1,116,775.00                                3.275000

  Interest Distribution Amount                                         1,116,775.00                                3.275000
                                                                   ----------------
  Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL

  Aggregate Principal Balance                                      1,474,215,726.32

  Overcollateralization Amount                                        61,777,109.22

  Servicing Fee                                                        1,582,398.00                                0.000989

  Spread Account                                                      14,742,157.26
  Net Change in Spread Account                                         (448,865.33)

  Net Collections                                                     55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                  2,807,674.45

  Aggregate Excess Spread Amount                                               --
  Total Initial Spread Deposit Repayment                                       --
                                                                   ----------------
  Certificate Distributable Amount                                             --
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class B-1

Original Principal Balance                                                                   60,000,000.00


                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS            BALANCE

        Principal Amount of Notes as of Prior Distribution Date                              60,000,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                            60,000,000.00        1000.000000

                                      Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                               0.00                               0.000000
        Plus: Prior Principal Carryover                                           0.00                               0.000000
                                                                      ----------------
        Total Principal Distributable Amount                                      0.00                               0.000000

        Principal Distribution Amount                                             0.00                               0.000000
                                                                      ----------------
        Current Principal Carryover                                                                   0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                          175,500.00                               2.925000
        Plus: Prior Interest Carryover                                            0.00                               0.000000
                                                                      ----------------
        Total Interest Distributable Amount                                 175,500.00                               2.925000

        Interest Distribution Amount                                        175,500.00                               2.925000
                                                                      ----------------
        Current Interest Carryover                                                                    0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

        Aggregate Principal Balance                                   1,474,215,726.32

        Overcollateralization Amount                                     61,777,109.22

        Servicing Fee                                                     1,582,398.00                               0.000989

        Spread Account                                                   14,742,157.26
        Net Change in Spread Account                                      (448,865.33)

        Net Collections                                                  55,545,377.11

        Aggregate Principal Balance of Delinquent Contracts               2,807,674.45

        Aggregate Excess Spread Amount                                           --
        Total Initial Spread Deposit Repayment                                   --
                                                                      ----------------
        Certificate Distributable Amount                                         --
                                                                      ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class C-1


Original Principal Balance                                                                    64,000,000.00


                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS         BALANCE

  Principal Amount of Notes as of Prior Distribution Date                                     64,000,000.00      1000.000000

  Principal Amount of Notes as of Current Distribution Date                                   64,000,000.00      1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                                     0.00                              0.000000
  Plus: Prior Principal Carryover                                                 0.00                              0.000000
                                                                      ----------------
  Total Principal Distributable Amount                                            0.00                              0.000000

  Principal Distribution Amount                                                   0.00                              0.000000
                                                                      ----------------
  Current Principal Carryover                                                                          0.00         0.000000


INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                                192,000.00                              3.000000
  Plus: Prior Interest Carryover                                                  0.00                              0.000000
                                                                      ----------------
  Total Interest Distributable Amount                                       192,000.00                              3.000000

  Interest Distribution Amount                                              192,000.00                              3.000000
                                                                      ----------------
  Current Interest Carryover                                                                           0.00         0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL

  Aggregate Principal Balance                                         1,474,215,726.32

  Overcollateralization Amount                                           61,777,109.22

  Servicing Fee                                                           1,582,398.00                              0.000989

  Spread Account                                                         14,742,157.26
  Net Change in Spread Account                                            (448,865.33)

  Net Collections                                                        55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                     2,807,674.45

  Aggregate Excess Spread Amount                                                  --
  Total Initial Spread Deposit Repayment                                          --
                                                                      ----------------
  Certificate Distributable Amount                                                --
                                                                      ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004
                                    Class D-1


Original Principal Balance                                                               52,000,000.00


                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS            BALANCE

  Principal Amount of Notes as of Prior Distribution Date                                52,000,000.00         1000.000000

  Principal Amount of Notes as of Current Distribution Date                              52,000,000.00         1000.000000

                                  Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Note Monthly Principal Distributable Amount                                   0.00                              0.000000
  Plus: Prior Principal Carryover                                               0.00                              0.000000
                                                                    ----------------
  Total Principal Distributable Amount                                          0.00                              0.000000

  Principal Distribution Amount                                                 0.00                              0.000000
                                                                    ----------------
  Current Principal Carryover                                                                     0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                              176,366.67                              3.391667
  Plus: Prior Interest Carryover                                                0.00                              0.000000
                                                                    ----------------
  Total Interest Distributable Amount                                     176,366.67                              3.391667

  Interest Distribution Amount                                            176,366.67                              3.391667
                                                                    ----------------
  Current Interest Carryover                                                                      0.00            0.000000


                                                                                                                PER $1000
                                                                                                                AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

  Aggregate Principal Balance                                       1,474,215,726.32

  Overcollateralization Amount                                         61,777,109.22

  Servicing Fee                                                         1,582,398.00                              0.000989

  Spread Account                                                       14,742,157.26
  Net Change in Spread Account                                          (448,865.33)

  Net Collections                                                      55,545,377.11

  Aggregate Principal Balance of Delinquent Contracts                   2,807,674.45

  Aggregate Excess Spread Amount                                                 --
  Total Initial Spread Deposit Repayment                                         --
                                                                    ----------------
  Certificate Distributable Amount                                               --
                                                                    ================